SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                November 10, 2003
                Date of Report (Date of earliest event reported)




                              RESERVE BANCORP, INC.
           -----------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


        Pennsylvania                      0- 49696              23-3102103
-----------------------------          --------------        ----------------
(State or other jurisdiction             (File No.)             (IRS Employer
     of incorporation)                                    Identification Number)


2000 Mt. Troy Road, Pittsburgh, Pennsylvania                       15212
---------------------------------------------                    ----------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (412) 322-6107
                                                    ---------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last Report)


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                              RESERVE BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT


Item 5.           Other Events
                  ------------

     On November 10, 2003, the Registrant announced that its Board of Directors has declared a semi-annual cash dividend of $.10 per share to stockholders of record as of December 15, 2003, payable on or about December 31, 2003

     The Registrant also announced the appointment of a new director,  Mr. Brian
S. Allen, to the Board seat of deceased director, Fred Maitz, Jr.

     For further details, reference is made to the Press Release dated November 10, 2003, which is attached hereto as Exhibit 99 and incorporated herein by this reference.


Item 7.           Financial Statements, Pro Forma Financial
                  Information and Exhibits
                  ------------------------

         (c) Exhibits.

                  99       Press Release dated November 10, 2003.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                     RESERVE BANCORP, INC.



Date: November 10, 2003              By:  /s/Robert B. Kastan
                                          --------------------------------------
                                          Robert B. Kastan, Treasurer/Controller